UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                September 8, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)


           0-20852                                      16-1388013
           -------                                      ----------
    (Commission File Number)                (I.R.S. Employer Identification No.)


             2000 Technology Parkway, Newark, New York      14513
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


                                 (315) 332-8100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (18 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))



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Item 7.01. Regulation FD Disclosure.

The Company today announced the receipt of an order valued at over $1.6 million for its HiRate(R) D-size lithium cells from one of its U.S. battery assembly customers, a prime contractor to the U.S. Army. Ultralife announced numerous orders for the same product from this customer in 2003. Refer to the attached
Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.


Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

       (a)   Financial Statements of Business Acquired.

             Not applicable.

       (b)   Pro Forma Financial Information.

             Not applicable.

       (c)   Exhibits.

             99.1    Press Release dated September 8, 2004.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ULTRALIFE BATTERIES, INC.

Dated: September 8, 2004                     By: /s/ Peter F. Comerford
                                                 ----------------------
                                                 Peter F. Comerford
                                                 Vice President Administration &
                                                 General Counsel




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                                INDEX TO EXHIBITS

(99)   Additional Exhibits

       99.1    Press Release dated September 8, 2004.